UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 2, 2006

TB WOOD'S CORPORATION
(Exact name of Registrant as Specified in Its Charter)

DELAWARE	1-14182	25-1771145
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

440 NORTH FIFTH AVENUE, CHAMBERSBURG, PA 17201
(Address of Principal Executive Offices)          (Zip Code)

Registrant’s telephone number, including area code: 717-264-7161

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.      DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On October 2, 2006, the Company issued a press release announcing that Company Chairman, Thomas C. Foley, has been sworn-in as United States Ambassador to Ireland. In order to assume his duties as Ambassador, Mr. Foley has resigned as Chairman and Director of the Company. Director G. John Krediet will replace Mr. Foley as Chairman.

ITEM 9.01.      FINANCIAL STATEMENTS

     (c)    Exhibits

     99.1    Press Release of the Company dated October 2, 2006 announcing the resignation of Chairman Thomas C. Foley and appointment of Director G. John Krediet as Chairman.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TB WOOD'S CORPORATION
(Registrant)

Date: October 2, 2006	By /s/ Joseph C. Horvath
Vice President-Finance
(Principal Financial and Accounting Officer)